Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #1: J.P. Morgan Enhanced Index Portfolio, purchase of Nortel Networks Corp.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
First Boston Corp. First Boston Corp. was not an affiliated underwriter of the Portfolio.

2.  Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Enhanced Index Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased 77,000 shares of common stock of Nortel Networks Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $1.41 per share on June 6, 2002. The underwriting spread paid was $.056 per share. The percentage of the offering purchased by the J.P. Morgan Enhanced Index Portfolio was 0.01% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 0.01%. This purchase represented 0.10% of the J.P. Morgan Enhanced Index Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 second quarter meeting as well as information supporting the reasonableness of the $.056 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #2: J.P. Morgan Small Cap Stock Portfolio, purchase of Gamestop Corp.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
Salomon Smith Barney, UBS Warburg, and Robinson-Humphreys.
All brokers were not affiliated underwriter of the Portfolio.

2.  Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter
 of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Small Cap Stock Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased 14,150 shares of common stock of Gamestop Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $18.00 per share on February 12, 2002. The underwriting spread paid was $1.17 per share. The percentage of the offering purchased by the J.P. Morgan Small Cap Stock Portfolio was
1.41% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 20.53%. This purchase represented 0.35% of the J.P. Morgan Small Cap Stock Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 first quarter meeting as well as information supporting the reasonableness of the $1.17 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #3: J.P. Morgan Small Cap Stock Portfolio, purchase of Advanced Auto Parts, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
First Boston Corp. First Boston Corp. was not an affiliated underwriter of the Portfolio.

2.  Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 7,125 shares of common stock of Advanced Auto Parts, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $42.00 per share on March 6, 2002. The underwriting spread paid was $1.99 per share. The percentage of the offering purchased by the J.P. Morgan Select Equity Portfolio was 0.11% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 1.00%. This purchase represented 0.39% of the J.P. Morgan Select Equity Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 first quarter meeting as well as information supporting the reasonableness of the $1.99 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #4: J.P. Morgan Small Cap Stock Portfolio, purchase of Yankee Candle Co.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
First Boston Corp. First Boston Corp. was not an affiliated underwriter of the Portfolio.

2.  Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 24,500 shares of common stock of Yankee Candle Co., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $21.25 per share on April 10, 2002. The underwriting spread paid was $1.00 per share. The percentage of the offering purchased by the J.P.
 Morgan Small Cap Stock Portfolio was 0.21% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.01%. This purchase represented 0.70% of the J.P. Morgan Small Cap Stock
 Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 second quarter meeting as well as information supporting the reasonableness of the $1.00 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #5: J.P. Morgan Small Cap Stock Portfolio, purchase of Aeropostale.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Bear Stearns and Co. Bear Stearns and Co. was not an affiliated underwriter of the Portfolio.

2.  Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Small Cap Stock Portfolio, managed by J.P.
 Morgan Investment Management Inc., purchased 3,721 shares of common stock of Aeropostale, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $18.00 per share on May 15, 2002. The underwriting spread paid was $1.26 per share. The percentage of the offering purchased by the J.P. Morgan Small Cap Stock Portfolio was 0.04% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.01%. This purchase represented 0.10% of the J.P. Morgan Small Cap
 Stock Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 second quarter meeting as well as information supporting the reasonableness of the $1.26 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #6: J.P. Morgan Small Cap Stock Portfolio, purchase of AMN Healthcare Services, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Montgomery Securities. Montgomery Securities was not an affiliated underwriter of the Portfolio.

2.  Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter
 of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Small Cap Stock Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased 2,500 shares of common stock of AMN Healthcare Services, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $31.00 per share on May 17, 2002. The underwriting spread paid was $1.52 per share. The percentage of the offering purchased by the J.P. Morgan Small Cap Stock
Portfolio was 0.03% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.004%. This purchase represented
 1.30% of the J.P. Morgan Small Cap Stock Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 second quarter meeting as well as information supporting the reasonableness of the $1.52 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #7: J.P. Morgan Small Cap Stock Portfolio, purchase of Too Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
Bear Stearns and Co. Bear Stearns and Co. was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter
 of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Small Cap Stock Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased 2,000 shares of common stock of Too Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $32.50 per share on
May 20, 2002.  The underwriting spread paid was $1.71 per
 share. The percentage of the offering purchased by the J.P. Morgan Small Cap Stock Portfolio was 0.09% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.02%. This purchase represented 0.60% of the J.P. Morgan Small Cap
Stock Portfolios assets.  The security purchased was part
 of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 second quarter meeting as well as information supporting the reasonableness of the $1.71 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #8: J.P. Morgan Small Cap Stock Portfolio, purchase of Plumtree Software, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Goldman Sachs and Dain Rauscher. Both brokers were not an affiliated underwriter of the Portfolio.

2.  Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter
 of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Small Cap Stock Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased 8,500 shares of common stock of Plumtree Software, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $8.50 per share on June 3, 2002. The underwriting spread paid was $0.595 per share. The percentage of the offering purchased by the J.P. Morgan Small Cap Stock Portfolio was 0.18% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.02%. This purchase represented 0.10% of the J.P.
Morgan Small Cap Stock Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 second quarter meeting as well as information supporting the reasonableness of the $0.595 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #9: J.P. Morgan Quality Bond Portfolio, purchase of Goldman Sachs Group, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
First Boston Corp. First Boston Corp. was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased 1,750
 shares of Goldman Sachs Group, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per share on January 3, 2002. The underwriting spread paid was $0.45 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.01% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser
 was 17.85%. This purchase represented 0.13% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 first quarter meeting as well as information supporting the reasonableness of the $0.45 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #10: J.P. Morgan Quality Bond Portfolio, purchase of General Electric Capital Corp.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Lehman Brothers. Lehman Brothers was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased 10,950
 shares of General Electric Capital Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.55 per share on February 12, 2002. The underwriting spread paid was 0.425%. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.004% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was .20%.
  This purchase represented 0.81% of the J.P. Morgan
Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 first quarter meeting as well as information supporting the reasonableness of the 0.425% spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #11: J.P. Morgan Quality Bond Portfolio, purchase of Weyerhauser Co.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Morgan Stanley. Morgan Stanley was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P.
Morgan Investment Management Inc., purchased 1,600 shares
 of Weyerhauser Co., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.354 per share on March 6, 2002. The underwriting spread paid was $0.65 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.01% of
 the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.15%. This purchase represented 0.12% of the J.P.
Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was
 provided to the Board of Directors at its regularly scheduled 2002 first quarter meeting as well as information supporting the reasonableness of the $0.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #12: J.P. Morgan Quality Bond Portfolio, purchase of Sprint Capital Corp.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Salomon Brothers. Salomon Brothers was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter
 of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P.
 Morgan Investment Management Inc., purchased 1,600 shares of Sprint Capital Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.853 per share on March 8, 2002. The underwriting spread paid was $0.65 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.01% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.13%. This purchase represented 0.12% of the J.P. Morgan Quality
Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange
 Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was
 provided to the Board of Directors at its regularly scheduled 2002 first quarter meeting as well as information supporting the reasonableness of the $0.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #13: J.P. Morgan Quality Bond Portfolio, purchase of Huntsman International LLC.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Deutsche Morgan Grenfell. Deutsche Morgan Grenfell was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
1,200 shares of Huntsman International LLC, a company
 in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per share on March 18, 2002. The underwriting spread paid was $2.00 per share. The percentage of the offering purchased by the J.P.
Morgan Quality Bond Portfolio was 0.0004% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.0004%. This purchase represented 0.09% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered
 with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 first quarter meeting as well as information supporting the reasonableness of the $2.00 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #14: J.P. Morgan Quality Bond Portfolio, purchase of Meadwestvaco Corp.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Merrill Lynch. Merrill Lynch was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
 J.P. Morgan Investment Management Inc., purchased
1,100 shares of Meadwestvaco Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.338 per share on March 26, 2002. The underwriting spread paid was 0.65%. The percentage of the offering purchased by the J.P. Morgan
Quality Bond Portfolio was 0.01% of the total offering.
  The percentage of the offering purchased by associated funds of the Sub-adviser was 0.36%.
This purchase represented 0.08% of the J.P. Morgan
Quality Bond Portfolios assets. The security purchased was part of an issue registered with the
 Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 first quarter meeting as well as information supporting the reasonableness of the 0.65% spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #15: J.P. Morgan Quality Bond Portfolio, purchase of Valero Energy Corp.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Morgan Stanley. Morgan Stanley was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
215,000 shares of Valero Entergy Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.75 per share on April 10, 2002. The underwriting spread paid was .65%. The percentage of the offering purchased by the J.P. Morgan
Quality Bond Portfolio was 0.01% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.03%.
 This purchase represented 0.20% of the J.P. Morgan
 Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above
 was provided to the Board of Directors at its regularly scheduled 2002 second quarter meeting as well as information supporting the reasonableness of the .65% spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #16: J.P. Morgan Quality Bond Portfolio, purchase of Starwood Hotel Resorts.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Lehman Brothers. Lehman Brothers was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased
 140,000 shares of Starwood Hotel Resorts, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.483 per share on April 11, 2002. The underwriting spread paid was $0.75. The percentage of the offering purchased by the J.P. Morgan Quality
 Bond Portfolio was 0.00002% of the total offering.
The percentage of the offering purchased by associated funds of the Sub-adviser was 0.0003%. This purchase represented 0.10% of the J.P. Morgan Quality Bond
Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above
 was provided to the Board of Directors at its regularly scheduled 2002 second quarter meeting as well as information supporting the reasonableness of the $0.75 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #17: J.P. Morgan Quality Bond Portfolio, purchase of Ventas Realty LP.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
SBC Warburg. SBC Warburg was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
150,000 shares of Ventas Realty LP, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per share on April 12, 2002. The underwriting spread paid was 0.023%. The percentage of the offering purchased by the J.P. Morgan
Quality Bond Portfolio was 0.0001% of the total offering.
The percentage of the offering purchased by associated funds of the Sub-adviser was 0.001%.
This purchase represented 0.10% of the J.P. Morgan
 Quality Bond Portfolios assets. The security purchased was part of an issue registered with the
 Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above
 was provided to the Board of Directors at its regularly scheduled 2002 second quarter meeting as well as information supporting the reasonableness of the 0.023% spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #18: J.P. Morgan Quality Bond Portfolio, purchase of Household Finance Corp.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Deutsche Morgan Grenfell. Deutsche Morgan Grenfell was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
 J.P. Morgan Investment Management Inc., purchased
 370,000 shares of Household Finance Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.289 per share on May 15, 2002.
  The underwriting spread paid was 0.45%. The percentage of the offering purchased by the J.P.
 Morgan Quality Bond Portfolio was 0.02% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.30%. This purchase represented 0.30% of the J.P. Morgan Quality Bond Portfolios assets.
 The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 second quarter meeting as well as information supporting the reasonableness of the 0.45% spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #19: J.P. Morgan Quality Bond Portfolio, purchase of Lyondell Chemical Co.

In any such transaction were effected during the
 reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Salomon Smith Barney. Salomon Smith Barney was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 140,000 shares of Lyondell Chemical
Co., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.248 per share on June 26, 2002. The underwriting spread paid was
 2.25%. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was
0.05% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.01%. This purchase represented 0.10% of the J.P. Morgan Quality
Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 second quarter meeting as well as information supporting the reasonableness of the 2.25% spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #20: PIMCO Total Return Portfolio, purchase of Daimler Chrysler NA Holdings Corp.

In any such transaction were effected during the
 reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Portfolio.

2.  Identify the underwriting syndicates members.
Dresdner Bank AG and Hypovereinsbank was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The PIMCO Total Return Portfolio, managed by
Pacific Investment Management Company, LLC, purchased 500,000 shares of Daimler Chrysler
NA Holdings Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.644 per share on January 9, 2002. The underwriting spread paid was 225 basis points. The percentage of the offering purchased by the PIMCO Total Return
 Portfolio was less than 1.00% of the total offering.
  The percentage of the offering purchased by associated Portfolios of the Sub-adviser was less than 1.00%. This purchase represented less than 1.00% of the PIMCO Total Return Portfolios assets.
  The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above
 was provided to the Board of Directors at its regularly scheduled 2002 first quarter meeting as well as information supporting the reasonableness of the 225 basis point spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2002
Attachment  Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #21: PIMCO Total Return Portfolio, purchase of Sprint Capital Corp. 144A W/RR.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Salomon Smith Barney. Salomon Smith Barney was not an affiliated underwriter of the Portfolio.

2.  Identify the underwriting syndicates members.
Deutsche Banc Alex Brown was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The PIMCO Total Return Portfolio, managed by
Pacific Investment Management Company, LLC, purchased 500,000 shares of Sprint Capital Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.853 per share on March 8, 2002. The underwriting spread paid was
 307 basis points. The percentage of the offering purchased by the PIMCO Total Return Portfolio was less than 1.00% of the total offering. The percentage of the offering purchased by associated
 Portfolios of the Sub-adviser was less than 1.00%. This purchase represented less than 1.00%
 of the PIMCO Total Return Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 first quarter meeting as well as information supporting the reasonableness of the 307 basis point spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.